NOTE ON EXHIBIT 99.1

The Complaint for Declaratory Judgment and associated exhibits have been filed with the U.S. Bankruptcy Court for the District of Nevada in PDF format and are not available for viewing in HTML format.

To review this exhibit, please refer to the attached PDF document.